UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2012

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2011, the Registrant issued a press release announcing that the Inter-Company Committees of the boards of directors of the Registrant and Employers Mutual Casualty Company (Employers Mutual), the Registrant’s parent organization, approved an inter-company loan agreement, subject to regulatory approval.  The inter-company loan agreement will allow Employers Mutual and any of its insurance company subsidiaries and affiliates, including the Registrant’s insurance and reinsurance subsidiaries, to borrow funds from one another on a short-term basis (up to 180 days) at market-based interest rates.  On January 3, 2012 the agreement received final regulatory approval, and therefore became effective.  The agreement is filed as Exhibit 10.5.4.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

10.5.4	Inter-Company Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 9, 2012.

EMC INSURANCE GROUP INC.
Registrant

/s/ Bruce G. Kelley
Bruce G. Kelley
President & Chief Executive Officer

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.5.4	Inter-Company Loan Agreement